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                                                                    EXHIBIT 99.1


                          GOODY'S FAMILY CLOTHING, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Goody's Family Clothing, Inc. (the "Company") on Form 10-Q for the period ending November 2, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert M. Goodfriend, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Robert M. Goodfriend
------------------------

Robert M. Goodfriend
Chairman of the Board and Chief Executive Officer
November 22, 2002